Lender Presentation March 12, 2014 Exhibit 99.1

2
Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements. Statements in this presentation concerning the Company’s business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, and product or services line growth, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of the Company based upon currently available information.
Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the Securities and Exchange Commission.
In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price include, without limitation, (a) the impact of healthcare reform, which will initiate significant changes to the United States healthcare system, including potential material changes to the delivery of healthcare services and the reimbursement paid for such services by the government or other third party payors, including reforms resulting from the Patient Protection and Affordable Care Act and the Healthcare Education and Reconciliation Act (collectively, the “ACA”) or future deficit reduction measures adopted at the federal or state level. Healthcare reform is affecting each of the Company’s businesses in some manner. Potential future efforts in the U.S. Congress to repeal, amend, modify or retract funding for various aspects of the ACA create additional uncertainty about the ultimate impact of the ACA on the Company and the healthcare industry. Due to the substantial regulatory changes that will need to be implemented by the Centers for Medicare and Medicaid Services (“CMS”)  and others, and the numerous processes required to implement these reforms, the Company cannot predict which healthcare initiatives will be implemented at the federal or state level, the timing of any such reforms, or the effect such reforms or any other future legislation or regulation will have on the Company’s business, financial position, results of operations and liquidity, (b) the impact of the final rules issued by CMS on August 1, 2012 which, among other things, will reduce Medicare reimbursement to the Company’s transitional care (“TC”) hospitals in 2013 and beyond by imposing a budget neutrality adjustment and modifying the short-stay outlier rules, (c) the impact of the final rules issued by CMS on July 29, 2011 which significantly reduced Medicare reimbursement to the Company’s nursing centers and changed payments for the provision of group therapy services effective October 1, 2011, (d) the impact of the Budget Control Act of 2011 (as amended by the American Taxpayer Relief Act of 2012 (the “Taxpayer Relief Act”)) which instituted an automatic 2% reduction on each claim submitted to Medicare beginning April 1, 2013, (e)
the Company’s ability to adjust to the new patient criteria for long-term acute care (“LTAC”) hospitals under the Pathway for SGR Reform Act of 2013, which will reduce the population of patients eligible for the Company’s hospital services and change the basis upon which the Company is paid, (f) the impact of the Taxpayer Relief Act which, among other things, reduces Medicare payments by an additional 25% for subsequent procedures when multiple therapy services are provided on the same day. At this time, the Company believes that the rules related to multiple therapy services will reduce the Company’s Medicare revenues by $25 million to $30 million on an annual basis, (g) changes in the reimbursement rates or the methods or timing of payment from third party payors, including commercial payors and the Medicare and Medicaid programs, changes arising from and related to the
Medicare prospective payment system for LTAC hospitals, including potential changes in the Medicare payment rules, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003, and changes in Medicare and
Medicaid reimbursement for the Company’s TC hospitals, nursing centers, inpatient rehabilitation hospitals and home health and hospice operations, and the expiration of the Medicare Part B therapy cap exception process, (h)
the effects of additional legislative changes and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry, (i) the ability of the Company’s hospitals and nursing centers to adjust to medical necessity reviews, (j) the costs of defending and insuring against alleged professional liability and other claims (including those related to pending whistleblower and wage and hour class action lawsuits against the Company) and the Company’s ability to predict the estimated costs and reserves related to such claims, including the impact of differences in actuarial assumptions and estimates compared to eventual outcomes, (k) the impact of the Company’s significant level of indebtedness on the Company’s funding costs, operating flexibility and ability to fund ongoing operations, development capital expenditures or other strategic acquisitions with additional borrowings, (l) the Company’s ability to successfully redeploy its capital and proceeds of asset sales in pursuit of its business strategy and pursue its development activities, including through acquisitions, and successfully integrate new operations, including the realization of anticipated revenues, economies of scale, cost savings and productivity gains associated with such operations, as and when planned, including the potential impact of unanticipated issues, expenses and liabilities associated with those activities, (m) the Company’s ability to pay a dividend as, when and if declared by the Board of Directors, in compliance with applicable laws and the Company’s debt and other contractual arrangements, (n) the failure of the Company’s facilities to meet applicable licensure and certification requirements, (o) the further consolidation and cost containment efforts of managed care organizations and other third party payors, (p) the Company’s ability to meet its rental and debt service obligations, (q) the Company’s ability to operate pursuant to the terms of its debt obligations, and comply with its covenants thereunder, and the Company’s ability to operate pursuant to its master lease agreements with Ventas, Inc. (NYSE:VTR), (r) the condition of the financial markets, including volatility and weakness in the equity, capital and credit markets, which could limit the availability and terms of debt and equity financing sources to fund the requirements of the Company’s businesses, or which could negatively impact the Company’s investment portfolio, (s) the Company’s ability to control costs, particularly labor and employee benefit costs, (t) the Company’s ability to successfully reduce (by divestiture of operations or otherwise) its exposure to professional liability and other claims, (u) the Company’s obligations under various laws to self-report suspected violations of law by the Company to various government agencies, including any associated obligation to refund overpayments to government payors, fines and other sanctions, (v) national and regional economic, financial, business and political conditions, including their effect on the availability and cost of labor, credit, materials and other services, (w)
increased operating costs due to shortages in qualified nurses, therapists and other healthcare personnel, (x) the Company’s ability to attract and retain key executives and other healthcare personnel, (y) the Company’s ability to successfully dispose of unprofitable facilities, (z) events or circumstances which could result in the impairment of an asset or other charges, such as the impact of the Medicare reimbursement regulations that resulted in the
Company recording significant impairment charges in the last three fiscal years, (aa) changes in generally accepted accounting principles (“GAAP”) or practices, and changes in tax accounting or tax laws (or authoritative interpretations relating to any of these matters), and (bb) the Company’s ability to maintain an effective system of internal control over financial reporting.
Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments. The Company has provided information in this presentation to compute certain non-GAAP measurements for specified periods before certain charges or on a core basis. A reconciliation of the non-GAAP measurements to the GAAP measurements are included in the appendix to this presentation and on our website at www.kindredhealthcare.com under the heading “investors.”

Special Notice to Public-Siders
THE BORROWER HAS REPRESENTED AND WARRANTED TO THE ARRANGER THAT:
THE INFORMATION IN THIS DOCUMENT DOES NOT CONSTITUTE OR CONTAIN ANY MATERIAL NON-PUBLIC INFORMATION
WITH RESPECT TO THE BORROWER OR ANY PARTY RELATED THERETO (COLLECTIVELY, “PARTIES”) OR THEIR RESPECTIVE
SECURITIES FOR PURPOSES OF UNITED STATES FEDERAL AND STATE SECURITIES LAWS.
However, the information contained in this document is subject to, and must be kept confidential in accordance with, the
Notice to and Undertaking by Recipients accompanying this document.

4 Kindred Healthcare’s Management Team • Paul J. Diaz, Chief Executive Officer • Stephen D. Farber, Executive Vice President and Chief Financial Officer

Transaction Overview 5 * * * * * * * * * *

Transaction Summary
• Kindred Healthcare (“Kindred” or the “Company”) is the largest diversified provider of post-acute care services in the United States
• The Company is looking to take advantage of favorable conditions in the leveraged finance markets to refinance its existing debt.  The financing will consist of:
• New $750 million ABL R/C Facility due 2019
• New $1,000 million Term Loan B Facility due 2021
• Other unsecured indebtedness
• The refinancing will improve the maturity profile, reduce interest expense and provide operational flexibility of the Company
• Pro forma for the transaction, senior secured and total leverage will be 3.18x and 4.58x, respectively, based on 12/31/13 Adjusted EBITDA of $361 million

(1) See Appendix for non-GAAP reconciliation.
1

Sources & Uses and Pro Forma Capitalization
($M)
12/31/13 12/31/13
Pro forma
Cash $36 $36
Existing ABL 256 -
New ABL - 153
Existing Term Loan B (1) 777 -
New Term Loan B - 1,000
Total Secured Debt $1,033 $1,153
8.250% Senior Notes 550 -
Other Unsecured Debt - 500
Other Debt 5 5
Total Debt $1,588 $1,658
FY 2013 Adjusted EBITDA (2) $361 $361
FY 2013 LTM Rent Expense $318 $318
FY 2013 Adjusted EBITDAR (2) $679 $679
Secured Debt / EBITDA 2.86x 3.19x
Net Secured Debt / EBITDA 2.76x 3.09x
Total Debt / EBITDA 4.40x 4.59x
Net Debt / EBITDA 4.30x 4.49x
Adjusted Debt (3) / EBITDAR 5.15x 5.25x
Net Adjusted Debt (3) / EBITDAR 5.10x 5.20x
Sources & Uses Pro Forma Capitalization
7
(1) Net of $6M OID.
(2) See Appendix for Non-GAAP reconciliation.
(3) Calculated with 6.0x cap rate.
Sources ($M)
New ABL R/C $153
New Term Loan B 1,000
Other Unsecured Debt 500
Total $1,653
Uses ($M)
Refi existing ABL R/C $256
Refi existing Term Loan B 783
Refi Unsecured Debt 590
Fees and expenses 24
Total $1,653
(1) We continue evaluate options available with respect to refinancing the senior unsecured indebtedness, including through the incurrence of additional senior secured indebtedness and/or new unsecured indebtedness
1

Borrower
Kindred Healthcare, Inc. (“KND” or the “Borrower”)
Facility $1,000.0 million Senior Secured Term Loan B
Tenor 7 years
Guarantors Substantially all existing and future wholly-owned domestic subsidiaries
Security
First priority claim on the equipment, inventory, fixtures, IP, real property (excluding leaseholds), Capital stock
(100% of domestic and 66% of foreign stock) and investment property
Second priority claim on the ABL collateral (eligible accounts receivable, cash, securities accounts, deposit accounts, books and records related to and proceeds of the foregoing)
Pricing
  L+300 bps / 1.00% LIBOR floor / 99.50 - 99.75 OID
Call protection 101 soft call for 6 months; prepayable at par thereafter
Incremental
$100.0mm (shared with ABL R/C) + unlimited amount up to 3.50x secured leverage net of up to $100.0mm of cash
Amortization 1% per annum, payable in quarterly installments, with remainder at maturity
Financial covenants
Maximum total adjusted leverage ratio:  5.75x
Minimum consolidated fixed charge coverage ratio:  1.25x
Maximum capex:  $300.0 million per annum
Summary Terms:
Term Loan B

Kindred Healthcare, Inc. (“KND” or the “Borrower”)
Borrower
Facility $750.0 million ABL Revolving Credit Facility (“ABL R/C”)
Tenor 5 years
Guarantors
Substantially all existing and future wholly-owned domestic subsidiaries
Security
First priority claim on eligible accounts receivable, cash, securities accounts, deposit accounts, books and records related to and proceeds of the foregoing
Drawn pricing
L+200 - 250 bps, depending on availability
Undrawn pricing 37.5 bps
Incremental $100.0mm (shared with Term Loan B) + unlimited amount up to 3.50x secured leverage net of up to $100.0mm of cash
Financial covenants
Minimum consolidated fixed charge coverage ratio:  1.25x
Maximum capex:  $300.0 million per annum
Upfront costs 25.0 bps
Summary Terms:
ABL Revolving Credit Facility

Date Event
March 12th Lender call
March 25th
March 26th
Commitments due from Term Loan B Lenders
Commitments due from ABL R/C Lenders
April 9th

Closing and funding
Key syndication event
Timetable
March 2014 April 2014
S M T W T F S S M T W T F S
1 1 2 3 4 5
2 3 4 5 6 7 8 6 7 8 9 10 11 12
9 10 11 12 13 14 15 13 14 15 16 17 18 19
16 17 18 19 20 21 22 20 21 22 23 24 25 26
23 24 25 26 27 28 29 27 28 29 30
30 31

Company Overview 11 * * * * * * * * * *

Kindred Healthcare’s Diversified Business and
Revenue Mix
(1) Revenues for the twelve months ended December 31, 2013 (before intercompany eliminations).
(2) As of December 31, 2013.
(3) For the twelve months ended December 31, 2013.
$5.1 billion total revenues (1)
2,280 locations, 310 facilities in 47 states (2)
500,000 patients and residents (3)
63,000 dedicated employees (2)
40%
($2.0 billion)
Medicare
Medicaid
Revenue
Mix (1)
Business
Mix (1)
21%
($1.1 billion)
Business-to-
Business
Commercial
Insurance/
Private
11%
($0.6 billion)
28%
($1.4 billion)
25%
($1.3 billion)
21%
($1.1 billion)
49%
($2.5 billion)
Hospitals
(LTAC/IRF)
RehabCare
Nursing and
Rehabilitation
Centers
5%
($0.2 billion)
Care
Management

Leading Diversified Post-Acute Provider
With Focus on Developing Integrated Care Market
Capabilities
Transitional Care Hospitals (101)
Inpatient Rehabilitation Hospitals (5)
Hospital-Based Acute Rehab Units (104)
Nursing and Rehabilitation Centers (100)
RehabCare Total Sites of Service (1,789)
Home Health, Hospice and Private Duty
in 16 Integrated Care Markets (159)
Regional Support Centers
As of December 31, 2013
Integrated Care Market (12)
Targeted Integrated Care Market (10)

Kindred’s Value Proposition and our
•
Be a leader in helping to coordinate and deliver high quality care at the lowest cost
(particularly for those patients who are the highest users of healthcare services)
–
By providing superior clinical outcomes in the most appropriate setting, with an approach which is patient-centered, disciplined and transparent
•
Lower healthcare costs by reducing rehospitalizations and lengths-of-stay in acute care hospitals and throughout an episode of care
–
By transitioning patients home at the highest possible level of function and wellness
•
Participate in the development of new care delivery and payment models
–
To better coordinate care and manage patients with chronic conditions, including the dual-eligibles, with our partners through our integrated care management teams and protocols
14
“Continue
The
Care”
Campaign

… and More Quickly…
(Reducing Average
Length-of-Stay)
2
Sending More Patients
Home…
1
Kindred Healthcare
Delivering on Quality, Value and Innovation in Patient Care Delivery
Outperforming
National Quality Benchmarks
500,000
Patients and Residents were
cared for in settings across the
continuum
Kindred Hospitals, Nursing Centers, and Home Health and Hospice
continue to improve on quality indicators and beat industry benchmarks
…
Reducing
Rehospitalization
2
• 56% of our Nursing Center
patients go home
after 32 days
• 70% of our Hospital patients
go home or to a Lower Level
of Care after 27 days
Reduced the total average length
of stay
• by 10.3% in our Hospitals
• by 11% in our Nursing Centers
Kindred Hospitals reduced
rehospitalization rates by
14%
Kindred Nursing Centers have
reduced rehospitalization rates by
15%
(1) 2013 results
(2) Same-store comparison 2013 to 2009

117
106
100
44
27
19
16
0
20
40
60
80
100
120
140
Hospital Division
$2.5 billion Revenues
(1)
$545 million Operating Income
(2)
Transitional Care Hospitals (certified as LTAC hospitals)
• 101 Transitional Care Hospitals
(3)
• 7,315 licensed beds
(3)
Inpatient Rehabilitation Hospitals (IRFs)
• 5 IRFs
(3)
• 215 licensed beds
(3)
(1) Revenues for the twelve months ended December  31, 2013 (divisional revenues before intercompany eliminations).
(2) Operating income for the twelve months ended December 31, 2013.
(3) As of December 31, 2013.
(4) Before certain disclosed items.
#2 Operator of Long-Term Acute
Care Hospitals and Inpatient
Rehabilitation Facilities
• Consistently outperforms national benchmarks on key
quality indicators
• Sale of 16 facilities to Vibra Healthcare, LLC
—Divestiture of 14 Transitional Care Hospitals, 1 inpatient
rehabilitation hospital and 1 skilled nursing facility
—$180 million of net sales proceeds
• In Q4 2013, cost per patient day outpaced revenue compared to Q4 2012, which resulted in an operating income margin
decline to 21.9% from 22.9%
(4)
• Q4 2013 operating income declined to $135 million versus
$148 million last year
(4)
6%
33%
Medicare
Medicaid
Insurance/Other
Revenue
Mix
(1)
61%

• 2,185 sites of service served through
20,300 therapists
(3)
• Including 104 hospital-based acute
rehabilitation units
(3)
#1 Contract Rehab Manager
Third Party Affiliated
• Provides a compelling value proposition to our Hospital
(HRS) and Skilled Nursing (SRS) partners through
advanced tech systems, clinical programs and highly
trained therapist team
• Q4 2013 operating margin at 10.2%
(4)
, showing stability
while implementing significant recent Medicare rule
changes
• In October 2013, acquired TherEX which provides
on-site, hospital-based rehabilitation services in 11 states
$1.3 billion Revenues
(1)
$142 million Operating Income
(2)
Business
Mix (1)
HRS
SRS
22%
$0.3 billion
78%
$1.0 billion
(1) Revenues for the twelve months ended December 31, 2013 (divisional revenues before intercompany eliminations).
(2) Operating income for the twelve months ended December 31, 2013.
(3) As of December 31, 2013.
(4) Before certain disclosed items
1,903
1,042
700
471
282
300
0
500
1,000
1,500
2,000
2,500
2,185
1,350
1,000
471

308

Revenue
Mix
(1)
Nursing Center Division
48 Transitional Care Centers (Sub-Acute facilities
licensed as SNFs) (3)
13 Nursing and Rehabilitation Centers
(with Transitional Care Units) (3)
12 Hospital-Based Sub-Acute Units
(3)
39 Skilled Nursing Centers
(Traditional SNFs) (3)
•
Challenging operating environment
under RUGs IV rules and ongoing
Medicaid rate pressures
•
Divestiture or non-renewal of 123
nursing centers proceeding toward
completion
•
New Transitional Care Centers
(“TCCs”) and hospital based sub-acute
core growth continuing
•
Division overhead restructuring near
completion, allowing for a smaller, but
more profitable business
•
HCP transaction to acquire real estate
will eliminate $9 million of annual rent
for the Nursing Center Division
37%
34%
29%
Medicaid
Medicare
Private/Other
$1.1 billion Revenues
(1)
$140 million Operating Income
(2)
(1) Revenues for the twelve months ended December 31, 2013 (divisional revenues before intercompany eliminations).
(2) Operating income for the twelve months ended December 31, 2013.
(3) As of December 31, 2013.

• Acquired Senior Home Care which operated 47
home health locations throughout Florida and
Louisiana with $143 million in revenue
• Building management team, including sales,
clinical operations and IT capabilities to support
accelerated expansion
• While implementation of Homecare Homebase
IT system contributed to performance issues in
2013, all branches (including Senior Home Care)
will be fully operational and standardized by Q1
2014
• Q4 2013 revenues of $66 million
19
Including our key affiliates:
•Senior Home Care
•IntegraCare
•Professional Healthcare at Home
•Signature Health Services
•Acclaim Hospice and Palliative Care
• 209 sites of service in 13 states
• 67 in Kindred’s Integrated Care Markets
• 4,940 caregivers serving over 17,000
patients on a daily basis
Care Management Division/Kindred At Home
$354 million Pro Forma Annualized Revenues
(1
)
Care Management Division and
(1) Includes historical results of Senior Home Care acquisition, plus Kindred at Home revenues for the twelve months ended December 31, 2013 (divisional revenues before intercompany eliminations).
Commercial
Insurance/
Other
($68 million)
Private Duty
Hospice
Home Health
Revenue Mix
(1)
Business Mix
(1)
80%
15%
5%
Medicaid
($13 million)
Medicare
($273 million)
4%
77%
19%

Kindred’s Five-Year Strategic Plan
Creating Value for Patients, Payors, Teammates and Shareholders
Fee-For-Service World
Succeed Today in a
Value-Based Payment World
Prepare for a Future
Succeed In
The Core
Reposition
Portfolio
Aggressively Grow
Kindred at Home,
RehabCare, and
Assisted Living
Business
Develop Care
Management
Capabilities
Advance
Integrated Care
Market Strategy
Improve Capital
Structure and Enhance
Shareholder Returns
1 2 3 4 5 6
– In Integrated
Care Markets
– Redeploy
Capital to
Higher
Margin
Businesses
– To Operationalize
Continue The Care
– Support new Risk-
Based Payment
Arrangements
– People Services
– Quality and
Clinical
Outcomes
– Organic Growth
– Manage Cost
and Capital
– Partner with
Hospitals, Payors
and ACOs
– Continue to Delever
– Acquire Facility Real
Estate
– Grow Dividend

Executing on Kindred’s 5-Year Strategic Plan
• People Initiatives (Led by new Chief People Officer)
–
Increase Teammate Engagement and Satisfaction
–
Leadership Development, especially leaders who can operate across silos
–
Reduce Turnover / Improve Retention
–
Advance Culture of Patient Safety
–
Lead move to Shared Services Model
• Quality and Organizational Excellence, especially at a time of constrained resources and system-wide change
–
Develop Quality Indicators and Clinical Programs that support Continue-the-Care and patient transitions and improve clinical outcomes
–
Re-energize Performance Improvement Programs
• Growth (Sales and Marketing / Managed Care)
• Cost Effectiveness, including overhead re-sizing and transformation (e.g. Project Apollo)
• Capital Management, with specific focus on cash to fund development and/or shareholder return strategy
Despite $100 million of reimbursement cuts in 2013, and significant organizational change, the Company is executing well on its People,
Clinical and Financial Goals
Succeed in the Core
1

2010 A 2013 A 2014 E
Change in Business Mix, Increased Facility Ownership and Reduction
in Lease Obligations Significantly Improves Future Growth and
Profitability
Repositioning
Strategy
2
Executing on Kindred’s 5-Year Strategic Plan
(1) Revenue before intercompany eliminations; (2) Leases capitalized using 6x rent;  Equity represents market cap as of 12/31 and Funded Debt as of 12/31 of each year.
Business
Mix
Owned vs
Leased
Facilities
(1)
Nursing
47%
Hospital
42%
Rehab
10%
Care
Mgmt
1%
Nursing
21%
Hospital
49%
Rehab
25%
Care
Mgmt
5%
Nursing
21%
Hospital
48%
Rehab
24%
Care
Mgmt
7%
NCD
63%
NCD Owned
9%
HD
Owned
5%
HD
23%
NCD
36%
NCD
Owned
13%
HD
Owned
9%
HD
42%
NCD
35%
NCD
Owned
15%
HD
Owned
9%
HD
41%
Equity
23%
Funded
Debt
11%
Capitalized
Leases
66%
Equity
23%
Funded
Debt
35%
Capitalized
Leases
42%
Equity
25%
Funded
Debt
32%
Capitalized
Leases
43%
22
Capital
Structure
(2)

TherEX Acquisition completed in October 2013 to Expand RehabCare’s
Hospital (IRF) Business and Home Care Acquisitions Advance Care
Management Capabilities
Aggressively Grow Kindred
at Home and RehabCare
3
Executing on Kindred’s 5-Year Strategic Plan
• 209 sites of service in 13
states
• 67 in Kindred’s Integrated
Care Markets
(1)
•4,940 caregivers serving over
17,000 patients on a daily
basis
Care Management
Division/Kindred At
Home $354 million Pro
Forma Annualized
Revenues
(1)
23
• Acquired Senior Home Care
– Operated 47 home health locations throughout Florida and Louisiana, with $143 million in revenues
– $95 million purchase price
– $0.07 to $0.09 EPS accretion anticipated in 2014
• While implementation of Homecare Homebase IT
system contributed to performance issues in 2013,
all branches (including Senior Home Care) will be
fully operational and standardized by Q1 2014
• Building management team, clinical operations, and
functional support to enable platform for continued
growth
(1) Revenues based upon historical Sr. Home Care results plus actual Kindred at Home operations for the twelve months ended December 31, 2013 (divisional revenues before intercompany eliminations).

24 Kindred’s Patient-Centered Care Management Model 4

Boston Cleveland Indianapolis Las Vegas Houston
“New”
Dallas/Fort
Worth
Single Market
Leadership
Incentive Alignment
Post-Acute
Physician
Leadership
Standardized
Quality Measures
Centralized
Placement and
Admissions
Dedicated Care
Managers
I-T Interoperability /
Info Sharing
Integrated Care Market Strategy
Market Implementation Update
Advance Integrated Care
Market Strategy and
Implement Care
Management Capabilities
5
Executing on Kindred’s 5-Year Strategic Plan

•
Purchased Tampa Hospital and Bridgewater TCC Real Estate for $35 million
•
Purchased certain facilities leased from HCP REIT
• In February 2014, completed the acquisition of 9 skilled nursing facilities for a total of $83 million
• Facilities have been removed from master lease expiring January 31, 2017, thereby eliminating annual rent escalator
• Transaction expected to be accretive to earnings $0.04 and cash flow $4.3 million in 2014
• Ownership provides additional flexibility with regard to strategic decisions:
Expansion/Relocation/Repurposing
Disposition of facilities deemed non-strategic and/or underperforming
•
Proposed refinancing will reduce annual interest costs, extend maturities, and improve covenant flexibility
•
Announced quarterly dividend of $0.12 per share, reflecting the Company’s confidence in its ability to generate meaningful and sustainable Free Cash Flow
Improve Capital
Structure and
Enhanced Returns
6
Real Estate Purchases, Improved Senior Financing
Arrangements and Dividend Initiation
Executing on Kindred’s 5-Year Strategic Plan

Legislative and Financial Review 27 * * * * * * * * *

LTAC Legislation Enacted
Providing Long Term Strategic Opportunity and Visibility
• Key Provisions, Timeline and
Preliminary View of Impact
• Strategic Considerations and
Opportunities
6%
33%
Medicare Fee For Service
Medicaid
Insurance/Medicare
Advantage/Other
61%
The Bipartisan Budget Act of 2013, signed by the President
on December 26, brings long-sought patient and facility
criteria to long-term care hospitals
Hospital
Division
Revenue
Mix
(1)
(1) Revenues for the twelve months ended December  31, 2013 (divisional revenues before intercompany eliminations).

Overview of Key Payment Provisions
in LTAC Criteria Legislation
•
Definition of Patients Eligible for LTAC Rate
– Patients will continue to be eligible for payment under the current LTAC PPS if they meet either one of two criteria:  patients with 3 or more days in an acute care hospital Intensive Care Unit (ICU); or patients receiving “prolonged mechanical ventilation” (greater than 96 hours) in the LTAC
•
Definition of Patients Eligible for “Site Neutral” Rate
– Other medically complex patients may still be admitted to LTACs and receive a “site neutral” rate that is either at LTAC cost or at a per diem rate “comparable” to payments made to acute care hospitals under the IPPS payment system
•
Effective Date and Phase-In
– Effective date: Two-year Phase-in of criteria begins after October 1, 2015, linked to each LTAC’s cost-
reporting period
– About 70% of Kindred LTACs have cost-reporting periods that begin July of each year; phase-in of new criteria would not begin for most Kindred LTACs until Summer 2016
– During phase-in, cases receiving “site neutral” rate get paid 50% based on current LTAC rate and 50%
based on the “site neutral” rate
The new criteria would not become fully effective until Summer 2018 for most Kindred LTACS.

Other Key Provisions
• 25 Day Length of Stay Requirement
– Will not apply to cases receiving the “site neutral” rate
– Will not apply to Medicare Advantage Cases
– Taken together, these provisions create a platform for effective care management, managed care products and better align payment with clinical outcomes
• 25% Rule Relief (effective immediately)
– 25% Rule does not apply to free-standing LTACs* for four years
– 25% Rule compliance level frozen at 50% for HIH LTACs for four years (75% for rural / MSA dominant LTACs)
• Moratorium
– Effective January 1, 2015 through 2017
• Compliance Threshold
– Beginning in 2020, at least 50% of patients must be paid at LTAC rate to maintain Medicare
Certification as an LTAC
* certified prior to October 1, 2004

2014 2015 2016 2017 2018
Oct. 1 July 1 Oct. 1 July 1 Oct. 1 July 1 Oct. 1 July 1 Oct. 1 July 1
1. Patient Criteria
2. Site Neutral IPPS
Equivalent Rate:
•
50/50 Blend
•
Full Site Neutral
Rate
3. 25-Day Length of Stay
Rule Relief
4. 25% Rule Relief
5. Moratorium
6. “50%” Compliance
Test
2020
LTAC Legislation Phase-in and Timeline for the
Majority of Kindred’s Hospitals
Jan 1, 2014
Jan 1, 2015
Summer 2016
Summer 2016
Summer 2016
Summer
2018

Strategic Considerations
• Affirms role of LTACs in healthcare continuum for severely ill, medically complex patients at LTAC rate and many other medically complex patients at site neutral rate.
• Creates strategic platform for “managed care” and “episodic” LTAC services
– Elimination of 25-day length of stay requirement for MA patients
– Direct admits to LTACs at site neutral IPPS comparable rates
– Continued development of co-located Sub-Acute Units to create patient care continuum for recovering critically chronically ill patients in need of inpatient and rehabilitation services
• Opportunity to develop clinical programs and services that better align cost and care (including risk-based arrangements) over the implementation period to appeal to ACOs, managed care organizations and others
LTAC legislation provides significant clarity and will allow Kindred to organically grow patient volumes and leverage existing capacity.

Cash Sources/Uses 2013
$243
$130
$130
$117 $117
$144
$100
($29)
$71
($101)
($12)
($13)
$251
($96)
($44)
($128)
$0
$50
$100
$150
$200
$250
$300
$350
$400
Adj cash from
operations
Routine
CAPEX
Development
(De Novo
Facilities)
Free cash flow Dividends Proceeds from
asset sales
Acquisitions One-time
payments
Cornerstone/     Net pay down
other of debt
Home Health,
Rehab and other
Real Estate

Net Free Cash Flows 2014 Mid-Point of Guidance
(As of February 20, 2014)
(a) The guidance for cash flows excludes the effect of (1) payments for litigation, (2) any other reimbursement changes and (3) any further acquisition or divestitures (except as otherwise noted).
(b) Includes approximately $36 million of working capital cash release for VTR 59.
$260
($22)
$135
$109 $109
($103)
($26)
$0
$50
$100
$150
$200
$250
$300
Cash Flow from
Operations
(a)(b)
Routine
Capital Spending
Development
Capital Spending
Free Cash Flow Dividends Net Cash (a)

Attractive Investment Considerations
Kindred Substantially Repositioned Going Into 2015

•
Repositioned to faster growth, higher
margin and less capital intensive businesses
•
Through repositioning, $1 billion of
revenues shifted from Nursing Centers
to Hospital, Rehab and Home Health Care
since 2011.
1) As of 12/31/13
2) Pro Forma 2014 rents of $338M at 6x
Improving Business
Mix
(Revenues)
Enhanced Future
Earnings, Margin and
Free Cash Flow
Profile
(as of February 20, 2014)
($ in millions)
•
$125 million - $145 million of free cash
flows
•
$80 million of ABL Revolver net paid down
since June 2013
•
$700 million reduction in lease adjusted
obligations
Improved Capital
Structure
($ in millions)
• Enterprise EBITDAR Multiple: 6.4x
• Dividend Yield: 2.4%
• Free Cash Flow Yield
4
: 12.6%
• TAD / EBITDAR: 4.9x
3) Market value calculated as of close of business on 12/31/13 ($19.74).
4)   Free Cash Flow Yield represents free cash flow mid-point divided by Market Value of Equity.
2010 2014E
Hospital Services 42% 48%
Rehab Services 10% 24%
Nursing Center 47% 21%
Care Management /
Home Health Care
1% 7%
Total 100% 100%
EBITDAR
Cash Flows from
Operations
CAPEX
Free Cash Flow
Outstanding Share Count
Dividend
$120 - $130
$725 - $742
$26
$125 - $145
$245 - $275
54 million
Funded debt
1
$1,588
Lease obligations
2
$2,028
Total adjusted debt (TAD) $3,616
Market value of equity
3
$1,069
Enterprise Value $4,685

Investment Rationale
•
Each year, nearly 9 million people – 24,000 a day – are discharged from short-
term acute care hospitals and require some form of post-acute care
•
As the largest diversified post-acute provider, Kindred is uniquely positioned to grow and succeed in what will be an increasingly integrated healthcare delivery system
•
Kindred has a track record of providing quality, cost-effective care, operational excellence and consistent levels of free cash flows
•
Our experienced management team, robust technology platform, and demonstrated ability to adapt to change, together with our development and repositioning strategy, offer the potential for creating significant value for shareholders over time

37 * * * * *

Appendix 38 * * * * * * * * * *

2014 Earnings Guidance
($ millions, except statistics)
As of February 20, 2014
Low High
Operating income 725 $          742 $
Rent 338             338
Depreciation and amortization 165             165
Interest, net 106             106
Income from continuing operations before income taxes 116             133
Provision for income taxes 45               52
Income from continuing operations 71               81
Earnings attributable to noncontrolling interests (13)              (13)
Income from continuing operations attributable to the Company 58               68
Allocation to participating unvested restricted stockholders (2)                (2)
Available to common stockholders 56 $            66 $
Earnings per diluted share 1.05 $         1.25 $
Shares used in computing earnings per diluted share 53.2            53.2
The earnings guidance excludes the effect of reimbursement changes, severance and retirement costs, litigation costs, transaction-related costs, any further acquisitions or divestitures (except as otherwise noted), any impairment charges, and any repurchases of common stock.

Explanation of Non-GAAP Measures

The enclosed presentation includes financial measures referred to as operating income, or earnings before interest, income taxes, depreciation, amortization and rent. The Company’s management uses operating income as a meaningful measure of operational performance in addition to other measures. The
Company uses operating income to assess the relative performance of its operating divisions as well as the employees that operate these businesses. In addition, the Company believes this measurement is important because securities analysts and investors use this measurement to compare the Company’s performance to other companies in the healthcare industry. The Company believes that income (loss) from continuing operations is the most comparable
GAAP measure. Readers of the Company’s financial information should consider income (loss) from continuing operations as an important measure of the
Company’s financial performance because it provides the most complete measure of its performance. Operating income should be considered in addition to, not as a substitute for, or superior to, financial measures based upon GAAP as an indicator of operating performance. A reconciliation of operating income to income (loss) from continuing operations is provided in the enclosed Appendix.
In addition to the results provided in accordance with GAAP, the Company provides information in the enclosed presentation compute certain non-GAAP measurements before certain charges or on a core basis. The charges that were excluded from core operating results are denoted in the tables in the enclosed
Appendix.  The use of these non-GAAP measurements are not intended to replace the presentation of the Company's financial results in accordance with
GAAP. The Company believes that the presentation of core operating results provides additional information to investors to facilitate the comparison between periods by excluding certain charges that the Company believes are not representative of its ongoing operations due to the materiality and nature of the charges. The Company's core operating results also represent a key performance measure for the purpose of evaluating performance internally. . The Compan believes that income (loss) from continuing operations is the most comparable GAAP measure. Readers of the Company’s financial information should consider income (loss) from continuing operations as an important measure of the Company’s financial performance because it provides the most complete measure of its performance.
The Company also includes the financial measure of free cash flows excluding certain items.  The Company recognizes that free cash flows excluding certain items is a non-GAAP measurement and is not intended to replace the presentation of the Company’s cash flows in accordance with GAAP. The Company believes that this non-GAAP measurement provides important information to investors related to the amount of discretionary cash flows that are available for other investing and financing activities. In addition, management uses free cash flows excluding certain items in making decisions related to acquisitions, development capital expenditures, dividends, long-term debt repayments and other uses. The Company believes net cash flows provided by operating activities is the most comparable GAAP measure. Readers of the Company’s financial information should consider net cash flows provided by operating activities as an important measure of the Company’s financial performance because it provides the most complete measure of its performance. Free cash flows excluding certain items should be considered in addition to, not as a substitute for, or superior to, financial measures based upon GAAP as an indicator of operating performance. A reconciliation of net cash flows provided by operating activities to free cash flows excluding certain items is included in the enclosed
Appendix.

Reconciliation of Non-GAAP Measures
(in thousands)

2012 Quarters 2013 Quarters
First Second Third Fourth Year First Second Third Fourth Year
Revenues:
Hospital division 679,813 $        645,714 $        633,972 $        645,426 $        2,604,925 $   674,363 $        621,454 $        606,488 $        619,344 $        2,521,649 $
Nursing center division 274,358 269,986 273,265 274,807 1,092,416 275,141 269,501 270,210 274,908 1,089,760
Rehabilitation division:
Skilled nursing rehabilitation services: 253,370 253,013 252,134 244,485 1,003,002 257,557 248,321 243,974 241,938 991,790
Hospital rehabilitation services 74,369 73,402 71,899 73,910 293,580 74,523 69,777 68,296 74,017 286,613
327,739 326,415 324,033 318,395 1,296,582 332,080 318,098 312,270 315,955 1,278,403
Care management division 28,432 28,872 35,943 50,093 143,340 51,621 53,039 53,801 66,466 224,927
1,310,342 1,270,987 1,267,213 1,288,721 5,137,263 1,333,205 1,262,092 1,242,769 1,276,673 5,114,739
Eliminations:
Skilled nursing rehabilitation services: (27,888) (27,551) (27,037) (26,123) (108,599) (29,303) (29,257) (28,698) (28,728) (115,986)
Hospital rehabilitation services (24,686) (24,225) (23,666) (24,200) (96,777) (24,362) (23,855) (23,080) (22,696) (93,993)
Nursing centers (636) (875) (861) (1,006) (3,378) (1,213) (1,001) (1,161) (875) (4,250)
(53,210) (52,651) (51,564) (51,329) (208,754) (54,878) (54,113) (52,939) (52,299) (214,229)
1,257,132 $   1,218,336 $   1,215,649 $   1,237,392 $   4,928,509 $   1,278,327 $   1,207,979 $   1,189,830 $   1,224,374 $   4,900,510 $
Income (loss) from continuing operations:
Operating income (loss):
Hospital division 151,784 $        132,358 $        131,041 $        147,041 $        562,224 $        150,043 $        132,170 $        113,014 $        127,929 $        (a) 523,156 $
Nursing center division 34,067 36,215 38,960 32,016 141,258 29,844 36,678 32,146 36,694 135,362
Rehabilitation division:
Skilled nursing rehabilitation services: 10,679 19,351 16,929 21,001 67,960 12,046 20,297 (8,565) 12,918 (b) 36,696
Hospital rehabilitation services 16,116 17,860 16,977 18,792 69,745 18,132 19,573 18,215 18,005 (c) 73,925
26,795 37,211 33,906 39,793 137,705 30,178 39,870 9,650 30,923 110,621
Care management division 2,341 2,789 3,645 4,933 13,708 2,786 3,961 1,085 2,131 (d) 9,963
Corporate:
Overhead (42,728) (44,723) (45,883) (45,729) (179,063) (45,582) (43,199) (39,151) (48,563) (e) (176,495)
Insurance subsidiary (482) (600) (545) (500) (2,127) (509) (384) (482) (539) (1,914)
(43,210) (45,323) (46,428) (46,229) (181,190) (46,091) (43,583) (39,633) (49,102) (178,409)
Impairment charges (356) (108) (376) (108,113) (108,953) (187) (438) (441) (76,127) (77,193)
Transaction costs (485) (597) (482) (667) (2,231) (944) (108) (613) (447) (2,112)
Operating income 170,936 162,545 160,266 68,774 562,521 165,629 168,550 115,208 72,001 521,388
Rent (76,092) (77,379) (78,485) (78,222) (310,178) (78,134) (78,970) (78,410) (82,563) (318,077)
Depreciation and amortization (39,098) (40,318) (40,973) (42,296) (162,685) (42,322) (39,303) (37,267) (38,437) (157,329)
Interest, net (26,288) (26,455) (26,452) (27,683) (106,878) (28,084) (27,609) (24,399) (23,906) (103,998)
Income (loss) from continuing operations
before income taxes 29,458 18,393 14,356 (79,427) (17,220) 17,089 22,668 (24,868) (72,905) (58,016)
Provision (benefit) for income taxes 12,083 7,820 6,022 3,782 29,707 6,391 9,103 (7,530) (21,168) (13,204)
17,375 $           10,573 $           8,334 $              (83,209) $         (46,927) $         10,698 $           13,565 $           (17,338) $         (51,737) $         (44,812) $
(a) Includes costs of $0.5 million in connection with the closing of a TC hospital and a litigation charge of $7.0 million.
(b) Includes $0.1 million of severance and retirement costs.
(c) Includes $1.1 million of severance and retirement costs.
(d) Includes $0.1 million of severance and retirement costs.
(e) Includes $2.4 million of severance and retirement costs.

Three months ended December 31, 2013
Charges
Severance Facility
Before and retirement closing Impairment Transaction As
charges costs costs Litigation charges costs Total reported
Income (loss) from continuing operations:
Operating income (loss):
Hospital division 135,428 $       - $                          (499) $                (7,000) $           - $                          - $                          (7,499) $           127,929 $
Nursing center division 36,694              -                              -                              -                              -                              -                              -                              36,694
Rehabilitation division:
Skilled nursing rehabilitation services 13,057              (139)                     -                              -                              -                              -                              (139)                     12,918
Hospital rehabilitation services 19,093              (1,088)               -                              -                              -                              -                              (1,088)               18,005
32,150              (1,227)               -                              -                              -                              -                              (1,227)               30,923
Care management division 2,206                 (75)                        -                              -                              -                              -                              (75)                        2,131
Corporate:
Overhead (46,202)            (2,361)               -                              -                              -                              -                              (2,361)               (48,563)
Insurance subsidiary (539)                     -                              -                              -                              -                              -                              -                              (539)
(46,741)            (2,361)               -                              -                              -                              -                              (2,361)               (49,102)
Impairment charges (45)                        -                              -                              -                              (76,082)            -                              (76,082)            (76,127)
Transaction costs -                              -                              -                              -                              -                              (447)                     (447)                     (447)
Operating income 159,692           (3,663)               (499)                     (7,000)               (76,082)            (447)                     (87,691)            72,001
Rent (82,563)            -                              -                              -                              -                              -                              -                              (82,563)
Depreciation and amortization (38,437)            -                              -                              -                              -                              -                              -                              (38,437)
Interest, net (23,906)            -                              -                              -                              -                              -                              -                              (23,906)
Income (loss) from continuing operations
before income taxes 14,786              (3,663)               (499)                     (7,000)               (76,082)            (447)                     (87,691)            (72,905)
Provision (benefit) for income taxes 4,064                 (1,443)               (202)                     (5,455)               (17,803)            (329)                     (25,232)            (21,168)
10,722 $          (2,220) $           (297) $                (1,545) $           (58,279) $        (118) $                (62,459) $        (51,737) $
Three months ended December 31, 2012
Charges
Lease
Before Severance Impairment Transaction cancellation As
charges and other charges costs charges Total reported
Income (loss) from continuing operations:
Operating income (loss):
Hospital division 147,730 $       (689) $                - $                          - $                          - $                          (689) $                147,041 $
Nursing center division 33,917              (1,901)               -                              -                              -                              (1,901)               32,016
Rehabilitation division:
Skilled nursing rehabilitation services 21,318              (317)                     -                              -                              -                              (317)                     21,001
Hospital rehabilitation services 18,889              (97)                        -                              -                              -                              (97)                        18,792
40,207              (414)                     -                              -                              -                              (414)                     39,793
Care management division 5,083                 (150)                     -                              -                              -                              (150)                     4,933
Corporate:
Overhead (44,680)            (1,049)               -                              -                              -                              (1,049)               (45,729)
Insurance subsidiary (500)                     -                              -                              -                              -                              -                              (500)
(45,180)            (1,049)               -                              -                              -                              (1,049)               (46,229)
Impairment charges (214)                     -                              (107,899)         -                              -                              (107,899)         (108,113)
Transaction costs -                              -                              -                              (667)                     -                              (667)                     (667)
Operating income 181,543           (4,203)               (107,899)         (667)                     -                              (112,769)         68,774
Rent (78,046)            -                              -                              -                              (176)                     (176)                     (78,222)
Depreciation and amortization (42,296)            -                              -                              -                              -                              -                              (42,296)
Interest, net (27,683)            -                              -                              -                              -                              -                              (27,683)
Income (loss) from continuing operations
before income taxes 33,518              (4,203)               (107,899)         (667)                     (176)                     (112,945)         (79,427)
Provision for income taxes 11,955              (1,673)               (6,150)               (273)                     (77)                        (8,173)               3,782
21,563 $          (2,530) $           (101,749) $     (394) $                (99) $                    (104,772) $     (83,209) $
Reconciliation of Non-GAAP Measures
(Cont.)
($ in thousands)

Reconciliation of Non-GAAP Measures
(Cont.)
($ in thousands)
Year ended December 31, 2013
Charges
Severance Facility Senior debt
Before One-time and retirement closing Impairment Transaction modification As charges bonus costs costs Litigation charges costs charges Total reported
Income (loss) from continuing operations:
Operating income (loss):
Hospital division 544,879 $       (7,997) $           - $                          (6,026) $           (7,700) $           - $                          - $                          - $                          (21,723) $        523,156 $
Nursing center division 140,132           (4,706)               -                              (64)                        -                              -                              -                              -                              (4,770)               135,362
Rehabilitation division:
Skilled nursing rehabilitation service 65,037              (5,052)               (139)                     -                              (23,150)            -                              -                              -                              (28,341)            36,696
Hospital rehabilitation services 76,556              (1,255)               (1,376)               -                              -                              -                              -                              -                              (2,631)               73,925
141,593           (6,307)               (1,515)               -                              (23,150)            -                              -                              -                              (30,972)            110,621
Care management division 11,924              (833)                     (676)                     (452)                     -                              -                              -                              -                              (1,961)               9,963
Corporate:
Overhead (172,355)         (315)                     (3,366)               -                              -                              -                              -                              (459)                     (4,140)               (176,495)
Insurance subsidiary (1,914)               -                              -                              -                              -                              -                              -                              -                              -                              (1,914)
(174,269)         (315)                     (3,366)               -                              -                              -                              -                              (459)                     (4,140)               (178,409)
Impairment charges (1,111)               -                              -                              -                              -                              (76,082)            -                              -                              (76,082)            (77,193)
Transaction costs -                              -                              -                              -                              -                              -                              (2,112)               -                              (2,112)               (2,112)
Operating income 663,148           (20,158)            (5,557)               (6,542)               (30,850)            (76,082)            (2,112)               (459)                     (141,760)         521,388
Rent (318,077)         -                              -                              -                              -                              -                              -                              -                              -                              (318,077)
Depreciation and amortization (157,329)         -                              -                              -                              -                              -                              -                              -                              -                              (157,329)
Interest, net (102,537)         -                              -                              -                              -                              -                              -                              (1,461)               (1,461)               (103,998)
Income (loss) from continuing operations
before income taxes 85,205              (20,158)            (5,557)               (6,542)               (30,850)            (76,082)            (2,112)               (1,920)               (143,221)         (58,016)
Provision (benefit) for income taxes 30,870              (7,932)               (2,186)               (2,312)               (12,139)            (17,803)            (947)                     (755)                     (44,074)            (13,204)
54,335 $          (12,226) $        (3,371) $           (4,230) $           (18,711) $        (58,279) $        (1,165) $           (1,165) $           (99,147) $        (44,812) $
Year ended December 31, 2012
Charges
Lease
Before Severance Impairment Transaction cancellation As
charges and other Litigation charges costs charges Total reported
Income (loss) from continuing operations:
Operating income (loss):
Hospital division 571,448 $       (4,224) $           (5,000) $           - $                          - $                          - $                          (9,224) $           562,224 $
Nursing center division 144,069           (2,811)               -                              -                              -                              -                              (2,811)               141,258
Rehabilitation division:
Skilled nursing rehabilitation service 68,313              (353)                     -                              -                              -                              -                              (353)                     67,960
Hospital rehabilitation services 69,853              (108)                     -                              -                              -                              -                              (108)                     69,745
138,166           (461)                     -                              -                              -                              -                              (461)                     137,705
Care management division 13,858              (150)                     -                              -                              -                              -                              (150)                     13,708
Corporate:
Overhead (177,979)         (1,084)               -                              -                              -                              -                              (1,084)               (179,063)
Insurance subsidiary (2,127)               -                              -                              -                              -                              -                              -                              (2,127)
(180,106)         (1,084)               -                              -                              -                              -                              (1,084)               (181,190)
Impairment charges (1,054)               -                              -                              (107,899)         -                              -                              (107,899)         (108,953)
Transaction costs -                              -                              -                              -                              (2,231)               -                              (2,231)               (2,231)
Operating income 686,381           (8,730)               (5,000)               (107,899)         (2,231)               -                              (123,860)         562,521
Rent (308,487)         -                              -                              (1,691)               (1,691)               (310,178)
Depreciation and amortization (162,685)         -                              -                              -                              -                              -                              -                              (162,685)
Interest, net (106,878)         -                              -                              -                              -                              -                              -                              (106,878)
Income (loss) from continuing operations
before income taxes 108,331           (8,730)               (5,000)               (107,899)         (2,231)               (1,691)               (125,551)         (17,220)
Provision for income taxes 42,502              (3,427)               (1,962)               (6,150)               (592)                     (664)                     (12,795)            29,707
65,829 $          (5,303) $           (3,038) $           (101,749) $     (1,639) $           (1,027) $           (112,756) $     (46,927) $

Reconciliation of Non-GAAP Measures (Cont.) 44 ($ in thousands)

Reconciliation of Non-GAAP Measures (Cont.)
($ in thousands)
Three months ended Year ended
December 31, December 31,
2013 2012 2013 2012
Reconciliation of net cash flows provided by operating
activities to free cash flows:
Net cash flows provided by operating activities $10,195 $71,475 $199,412 $262,562
Less:
Routine capital expenditures (37,956)         (38,371)         (100,908)       (115,175)
Development capital expenditures (1,115)            (12,147)         (11,824)          (50,322)
(39,071)         (50,518)         (112,732)       (165,497)
Free cash flows including certain items (28,876)         20,957           86,680           97,065
Adjustments to remove certain payments (including payments
made for discontinued operations) included in net cash flows provided by operating activities:
One-time employee bonus -                       -                       26,345           -
Ventas lease termination fee 20,000           -                       20,000           -
Transaction costs 1,877             932                10,427           3,404
Severance and retention 617                1,715             5,406             3,719
Lease cancellation -                       176                -                       1,691
Financing costs capitalized as deferred financing -                       2,940             6,189             2,940
Benefit of reduced income tax payments resulting from
   certain payments (9,018)            (922)               (24,667)          (3,244)
13,476           4,841             43,700           8,510
Free cash flows excluding certain items ($15,400) $25,798 $130,380 $105,575

Reconciliation of Non-GAAP Measures (Cont.)

Year ended
December 31,
2013
Reconciliation of operating income to Adjusted EBITDA:
Operating income before disclosed charges $521,388
Disclosed charges (as detailed above) 141,760
Core operating income 663,148
Other covenant adjustments:
Other non-cash impairment charges 1,111
Non-cash compensation expense 11,183
Insurance subsidiary loss 1,914
Investment income 4,051
Cost savings run rate adjustment 1,000
Noncontrolling interests (3,657)
15,602
Adjusted EBITDAR 678,750
Less Rent 318,077
Adjusted EBITDA $360,673
         The Company recognizes that Adjusted EBITDA and Adjusted EBITDAR are non-
GAAP measurements. The Company believes that these non-GAAP measurements provide important information to lenders related to the defined measurements used for purposes of compliance with the Company's debt covenant calculations.
The following reconcilation presents Adjusted EBITDAR and Adjusted EBITDA consistent with the definitions of both the ABL Credit Agreement and the Term Loan
Agreement.